Inventories, Net - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Inventory, Work in Process and Raw Materials [Abstract]
Raw materials	¥ 87,428	$ 12,676	¥ 81,027
Work in progress	7,586	1,100	7,902
Finished goods	35,307	5,119	34,281
Inventory, Net	¥ 130,321	$ 18,895	¥ 123,210